Exhibit 99.1

Tauriga Sciences Inc. Enters Into Comprehensive Strategic Alliance With Synthetic Biology Pioneer Bacterial Robotics LLC to Develop and Commercialize Industry Specific Bacterial Robots "BactoBots"

Press Release: Tauriga Sciences Inc – Tue, Oct 29, 2013 6:15 AM EDT

CINCINNATI, Oct. 29, 2013 (GLOBE NEWSWIRE) -- Tauriga Sciences Inc. (TAUG) or ("Tauriga" or "the Company"), a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space, has today announced the execution of a comprehensive Strategic Alliance Agreement ("the Agreement") with Cincinnati, Ohio-based synthetic biology pioneer Bacterial Robotics, LLC. ("Bacterial Robotics"). This agreement with Bacterial Robotics was unanimously ratified by the Company's Board of Directors ("BOD").

Under terms of the Agreement the companies will jointly develop a nuclear industry-specific Bacterial Robot ("BactoBots(TM)"). BactoBots are ubiquitous microscopic robots applicable to therapeutics, wastewater, and chemicals. Specifically, Bacterial Robotics owns a family of intellectual property beginning with U.S Patent # 8,354,267 B2 that relates generally to genetically enhanced bacteria that conduct specific functions. Bacterial Robotics initial focus with Tauriga is developing a proprietary BactoBot to remediate wastewater generated by nuclear energy production ("Field of Use").

Heavy metals and salts accumulate in the water used in all power plant systems, including nuclear ones. These water pollutants, as well as the higher temperature of the water discharged from the power plant, can negatively affect water quality. This destroys aquatic life. Additionally, there are significant regulatory fines paid annually by power plants for the water pollution that results from their power plant operations. This represents the addressable market for Tauriga's initial product development.

A Joint Venture Partnership ("JVP") will form in which Tauriga will be the majority and controlling owner and pursuant to which the Company will utilize the Bacterial Robotics' technology to develop a BactoBot for the Field of Use. During the development process, which includes Research and Development ("R & D") and pilot testing, the Company anticipates the filing of new patents. All future intellectual property pertaining to the NuclearBot will be owned by the JVP.

Lastly Bacterial Robotics desires to grant to Tauriga a 10-year, fully paid, worldwide exclusive license agreement for the Bacterial Robotics technology. In addition, Tauriga gains potential access to represent other Bacterial Robotics products and intellectual property. Tauriga will disclose to its shareholders, through a press release, the completion of the exclusive license agreement pertaining to the Field of Use. Additionally, agreements that extend Tauriga's ability to integrate with Bacterial Robotics subsidiary, Pilus Energy LLC ("Pilus Energy"), may also be announced. Pilus Energy is a wastewater-to-value global intellectual property portfolio. Pilus Energy's value proposition extracts economically important chemicals, gasses, and precious metals as a byproduct of treating wastewater.

In exchange for the rights to develop a nuclear wastewater BactoBot, Tauriga paid Bacterial Robotics 75,000,000 shares of TAUG common stock and a one-time cash payment.

The global water industry is currently estimated at $450 Billion per year, with an approximate annual growth rate of 6%. The global wastewater-to-value market is currently estimated at $10 Billion and expected to grow to $27 Billion by the year 2021. In addition, there are currently more than 150,000 water treatment facilities in the United States as well as more than 54,000 wastewater utilities.

Tauriga's Chief Operating Officer Dr. Stella Sung stated, "The Company is enthusiastic about this strategic alliance, because the BactoBot technology platform represents a novel way to apply next generation life science technology to solve economically important industrial problems. This propels the company to the leading edge of low cost high value application of scientific innovation."

Bacterial Robotics CEO Jason Barkeloo expressed, "This partnership accelerates Bacterial Robotics and Pilus Energy into the marketplace and clearly aligns the interests of both companies. I'm excited to work closely with Tauriga's dedicated management team to begin unlocking shareholder value."

Tauriga's CEO Seth M. Shaw added, "After an extensive period of due diligence and subsequent negotiations, Tauriga has the opportunity to build an excellent corporate foundation with the integration of an innovative microbiology technology platform. The Strategic Alliance is both multi-faceted and diversified. There are a number of parallel pathways to generate lasting value. The future success of Tauriga is not dependent on a single market or product. I thank all of our shareholders for their steadfast support over the past months."

The Global 100 law firm, Nixon Peabody LLP advised Tauriga Sciences Inc. on this Strategic Alliance transaction with Bacterial Robotics and will continue to represent the company moving forward.

About Tauriga Sciences, Inc.:

Tauriga Sciences, Inc. is a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space. The mission of the Company is to acquire and build a diversified portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company's business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. The Company's new corporate website can be found at (www.tauriga.com).

About Bacterial Robotics, Inc.

A pioneer in the emerging synthetic biology industry, Bacterial Robotics is headquartered in Cincinnati, Ohio (USA). The Company specializes in identifying markets for developing and deploying BactoBots(TM) and ViruBots(TM); microscopic organism-based robots that produce, build, sense, and perform functions. Please visit the corporate website at (www.bacterialrobotics.com) for more information. Please note that the Bacterial Robotics corporate website is currently in the process of being upgraded, which should be complete within the next few weeks.

About Pilus Energy LLC

A developer of alternative cleantech energy solutions, Pilus Energy is developing microbial solutions that clean polluting molecules from wastewater. In the process, the technology generates electricity and produces economically important gases and chemicals. Pilus Energy intends to license a low-cost, scalable electrogenic bioreactor platform and wastewater-to-value BactoBots. Pilus Energy will also derive additional revenues from carbon and renewable energy credits (REC). For more information, please visit Pilus Energy;s web site at (http://PilusEnergy.com).

About Nixon Peabody LLP

Nixon Peabody LLP is a full-service law firm that helps clients navigate complex challenges in litigation, real estate, corporate law, and finance. With more than 600 attorneys throughout the U.S., Europe, and Asia, the firm has the ability to handle matters anywhere in the world, ensuring that clients get the right attorneys, right where they need them. Our focus is on listening to our clients and working collaboratively to help them achieve their business objectives. We have the experience to anticipate and capture opportunities, prepare for and manage risks, and forecast and overcome obstacles (www.nixonpeabody.com).

DISCLAIMER:

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG's predictions with respect to events that have not occurred, that may no t occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

Contact:
For further information regarding
Tauriga Sciences, Inc.:
CONTACT:
Mr. Seth M. Shaw
Chairman & Chief Executive Officer
Tauriga Sciences, Inc.
www.tauriga.com
New York: +1-917-796-9926
Montreal: +1-514-840-3697
Email: sshaw@tauriga.com
or
CONTACT:
Dr. Stella M. Sung
Chief Operating Officer
Tauriga Sciences, Inc.
www.tauriga.com
San Diego +1-858-353-5749
Montreal +1-514-840-3697
Email: ssung@tauriga.com
or
Jason E. Barkeloo
Chief Executive Officer
Bacterial Robotics
www.bacterialrobotics.com
President
Pilus Energy
www.pilusenergy.com
Cincinnati +1-513-225-8765
Email: jbarkeloo@bacterialrobotics.com